MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

SUPPLEMENT DATED SEPTEMBER 4, 2014 TO

PROSPECTUS DATED JULY 31, 2014

The Board of Trustees of the Northern Multi-Manager Funds has approved the termination of EII Realty Securities, Inc. (“EII”) as a sub-adviser to the Multi-Manager Global Real Estate Fund (“Global Real Estate Fund”), effective August 22, 2014, and the appointment of Delaware Investments Fund Advisers to sub-advise a portion of the Global Real Estate Fund, effective on or about September 8, 2014. From August 22, 2014 until September 8, 2014, Northern Trust Investments, Inc. will manage the portion of the Global Real Estate Fund previously managed by EII.

All references to EII in the Prospectus are hereby deleted.

1.	The paragraph under the section entitled “FUND SUMMARIES – Multi-Manager Global Real Estate Fund – Management” on page 14 of the Prospectus is replaced with:

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND SUB-ADVISERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager Global Real Estate Fund. Christopher E. Vella, CFA, and Jessica K. Hart, each a Senior Vice President of Northern Trust Investments, Inc., have been managers of the Fund since January 2012 and June 2009, respectively. CBRE Clarion Securities LLC and Delaware Investments Fund Advisers (effective on or about September 8, 2014) each serves as a sub-adviser of the Fund.

2.	The following is added to the section entitled “FUND MANAGEMENT – Multi-Manager Global Real Estate Fund” on page 44 of the Prospectus:

DELAWARE INVESTMENTS FUND ADVISERS (“DELAWARE INVESTMENTS”). Delaware Investments Fund Advisers will manage a portion of the Fund beginning on or about September 8, 2014. Delaware Investments is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc., a Delaware corporation located at 2005 Market Street, One Commerce Square, Philadelphia, Pennsylvania 19103-7094. Delaware Management Holdings, Inc. and its subsidiaries (“DMHI”) are wholly owned subsidiaries of Macquarie Group Limited. DMHI traces its origin to an investment counseling service that was founded in 1929. As of June 30, 2014, DMHI had approximately $181.6 billion in assets under management. Delaware Investments typically seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including earnings, cash flow potential and asset value of the respective issuers.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MGRE SPT (9/14)

NORTHERN FUNDS PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN MULTI-MANAGER FUNDS

SUPPLEMENT DATED SEPTEMBER 4, 2014 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 31, 2014

The Board of Trustees of the Northern Multi-Manager Funds has approved the termination of EII Realty Securities, Inc. (“EII”) as a sub-adviser to the Multi-Manager Global Real Estate Fund (the “Global Real Estate Fund”), effective August 22, 2014, and the appointment of Delaware Investments Fund Advisers to sub-advise a portion of the Global Real Estate Fund, effective on or about September 8, 2014. From August 22, 2014 until September 8, 2014, Northern Trust Investments, Inc. will manage the portion of the Global Real Estate Fund previously managed by EII.

All references to EII in the SAI are hereby deleted.

1.	The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, ADMINISTRATOR, SUB-ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Multi-Manager Global Real Estate Fund” beginning on page 67 of the SAI is deleted and replaced with the following:

Fund	Sub-Advisers
Multi-Manager Global Real Estate Fund	CBRE Clarion Securities LLC (“CBRE Clarion”) Delaware Investments Fund Advisers (“Delaware Investments”)

3.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Material Conflicts of Interest – Multi-Manager Global Real Estate Fund” beginning on page 83 of the SAI:

Delaware Investments

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other funds or accounts and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund or the Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Investments has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

One of the accounts managed by the portfolio managers has a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the portfolio managers do not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware Investments’ Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so. Delaware Investments, through the trading department of Delaware Management Business Trust (DMBT), of which it is a series, selects brokers, dealers and banks to execute transactions for the purchase or sale of portfolio securities based upon a judgment of their professional capability to provide the service. The primary consideration is to provide best execution. Delaware Investments and its affiliates use commission revenues from equity trades to pay for research received by the manager. Under brokerage and research allowable under the safe harbor protections described in Section 28(e) of the Exchange Act, equity commissions are used to pay brokers or dealers for research services such as: advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities. In addition, the research may include: furnishing analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assistance in determining portfolio performance evaluation and technical market analysis. Delaware Investments and its affiliates also receive research from brokers or dealers that is provided to the broker or dealer by a third party.

Delaware Investments supports the protection of clients’ interests through oversight and monitoring practices that relate to the use of commission revenues. As part of its brokerage allocation practices, Delaware Investments has incorporated a formal review and approval of third party services to assess the service’s use under Section 28(e) as well as any budgetary considerations. In addition, the Commission Committee performs a periodic review of commissions including; overall use, allocation of commissions and any related commission matters.

All transactions are subject to best execution.

4.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Portfolio Manager Compensation Structure – Sub-Advisers – Multi-Manager Global Real Estate Fund” beginning on page 124 of the SAI:

Delaware Investments

Each portfolio manager’s compensation consists of the following: Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms. Bonus—Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one, three, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan—Each named portfolio manager may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. The Plan was adopted in order to: assist Delaware Investments in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Delaware Investments; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan—A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan—A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.